SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8- K/A1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2010

LAUFER BRIDGE ENTERPRISES, INC.

NEVADA	333-149177	04-3626788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

313 South Central Drive, Scarsdale, New York	10583
(Address of principal executive officers)	(Zip Code)

914-419-5586
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item No.	Description of Item
3.02	Unregistered Sales of Equity Securities	3
9.01	Financial Statements and Exhibits	3

Item 3.02 Unregistered Sales of Equity Securities.

(a)

The Company issued an aggregate of 35,075,000 shares of its common stock to those persons and/or firms below.  The issuance of such shares was exempt from registration in accordance with Section 4(2) of the Securities Act of 1933 as transactions by an Issuer not involved in a public offering.

The 35,075,000 restricted shares of common stock were issued as follows.

Names	Number of Restricted Shares
*Thomas, Paul	35,000,000
Bryan, Craig	75,000

* Mr. Thomas is the Company’s Senior Vice President

The Company is not aware of any arrangements which may at a subsequent date, result in a change in control.

There is no new material relationship between the Company or its affiliates and any of the parties other than as indicated herein.

Item 9.01 Financial Statements and Exhibits.

None

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

November 11, 2010

LAUFER BRIDGE ENTERPRISES, INC.

(Registrant)

/s/ Joel Stohlman

________________________________________

By: JOEL STOHLMAN, PRESIDENT

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